FOR IMMEDIATE RELEASE

Bankrate Affirms 2007 Financial Guidance

Palm Beach, FL - August 16, 2007 - Bankrate, Inc. (NASDAQ: RATE) Thomas R. Evans, President and CEO of Bankrate today reaffirmed the company’s financial guidance at the company’s National Sales Meeting. “Given the volatility in the financial markets, we want to affirm our financial guidance to update investors on our progress,” Mr. Evans stated. “Our business remains strong; traffic and advertiser demand for both our rate table and display business is tracking as expected. As announced during our second quarter 2007 earnings call, we expect EBITDA, adjusted to exclude stock compensation, to be in the range of $39 to $43 million and revenues in the range of $95 to $100 million. Stock compensation expense is expected to be in the range of $10.5 to $11.5 million,” Mr. Evans added.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2006, Bankrate.com had nearly 53 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 450 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates FastFind, an internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information.

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Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward- looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our web site, interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, our need and ability to obtain additional equity or debt financing, consumers' increasing acceptance of the Internet as a medium for obtaining financial product information, the ability of consumers to access our online network through non-PC devices, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, the impact of resolution of lawsuits to which we are a party, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in monetary and fiscal policies of the United States government, the effect of changes in the stock markets and other capital markets, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, technological changes, changes in consumer spending and saving habits, the concentration of ownership of our common stock, the effect of provisions in our Articles of Incorporation, Bylaws and certain laws on change-in-control transactions, fluctuating results of operations, and the accuracy of our financial statement estimates and assumptions. These and additional important factors to be considered are set forth under "Introductory Note," "Item 1A. Risk Factors," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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Bruce J. Zanca
SVP, Chief Marketing/Communications Officer
bzanca@bankrate.com
(917) 368-8648